Investor Presentation Third Quarter 2026 Results

Forward Looking Statements Cautionary Note Regarding Forward-Looking Statements This presentation may contain, forward-looking statements. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan” or words or phrases of similar meaning. We caution that the forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control. Such forward-looking statements are based on various assumptions (some of which may be beyond our control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to: economic conditions that impact the financial services industry and/or our business; our ability to manage our credit risk effectively and the potential deterioration of the business and economic conditions in our primary market areas; the composition of our loan portfolio; our ability to achieve organic loan and deposit growth and the composition of such growth; our ability to maintain our bank’s reputation; our ability to attract and retain skilled employees and manage changes in our management personnel; risks associated with unauthorized access, cyber-crime and other threats to data security; our ability to effectively compete with other financial services companies and the effects of competition in the financial services industry on our business; our ability to successfully develop and commercialize new or enhanced products and services; changes in the demand for our products and services; the sufficiency of our capital, including sources of capital and the extent to which we may be required to raise additional capital to meet our goals; the effectiveness of our risk management an d internal disclosure controls and procedures; our access to sources of liquidity and capital to address our liquidity needs; the effects of the failure of any component of our business infrastructure provided by a third-party; any failure or interruption of our information and communications systems; the impact of, and changes in applicable laws, regulations and accounting standards and policies; the effects of geopolitical instability, including war, terrorist attacks, and man-made and natural disasters; our ability to keep pace with technological changes; the effects of problems encountered by other financial institutions; the ability to adapt to rapid technological changes, including advancements related to artificial intelligence ("AI"), the use of AI models in credit decisioning, customer service, and operations, including risks of model error, bias, regulatory scrutiny under fair lending laws, and third -party AI dependencies, digital banking platforms, and cybersecurity; advances and changes in technology, including AI, and the Company's ability to develop timely and competitive products and services and effectively manage related risks; r isks related to our implementation of new lines of business, new products and services, new technologies, and expansion of our existing business opportunities; risks related to the development and use of AI; and other risks and uncertainties described under “Risk Factors” of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, and subsequent filings with the U.S. Securities and Exchange Commission. All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward- looking statement to reflect events or circumstances after the date on which such statement is made except as required by the federal securities laws. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward- looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this presentation that could cause actual results to differ before making an investment decision to purchase our Class A common stock. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP measures include Adjusted Net Income, Core Non- Interest Income, Adjusted Pre-Provision Net Revenue and Tangible Common Equity. The Company believes that the non-GAAP financial measures provide users of our financial information, including management, investors and others, with useful supplemental information that enables a better comparison of our performance across periods. These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or as a substitute for, the analysis of related or other GAAP financial measures, such as net income. These non- GAAP financial measures are not universally consistent calculations, limiting their usefulness as comparative measures. Other companies may calculate similarly titled financial measures differently than we do or may not calculate them at all. A reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measure can be found in the Appendix to this presentation. Numbers may not foot due to rounding in this presentation. 2

4. Q3 Highlights 5. Earnings and Performance Metrics 12. Lending, Credit, and Fee Businesses 18. Deposits 21. Appendix

Q3 2026 Highlights 4 Exceptional results across the core drivers of the business Growing NII NII up 14% from 2Q26 Strong loan growth 24% loan growth over the last 12 months and 9.5% loan growth QoQ Excellent credit performance 3 bps core net charge off rate Improving efficiency ratio 69.6% efficiency ratio down almost 8 percentage points from prior quarter Digital deposits continue to scale 42% growth in digital deposits in the last year. Digital deposits grew $1 billion QoQ driven by promotion Strong liquidity $1.9 billion in cash and investments at quarter-end, excluding $721 million of cash classified as held-for-sale Stable NIM 3.18% NIM in the quarter, down 1 basis point from 2Q26 and positioned for expansion in 4Q26. Average loans to earning assets moved from 73.5% to 71.2% linked quarter Accelerating earnings per share $0.41 EPS on a fully diluted basis attributable to the Company

5 Q3 2026 Earnings and Performance Metrics

Earnings and Performance Metrics

		2Q26	3Q26	QoQ
Profitability & Financial Metrics	Diluted Earnings Per Share (EPS)[1]	$0.09	$0.41	$0.32
	Return on Avg Tangible Common Equity[2]	2.19%	8.68%	6.49%
	Net Interest Margin (NIM)	3.19%	3.18%	(0.01%)
	Yield on Loans	7.35%	7.49%	0.14%
	Cost of Funds	3.65%	3.68%	0.03%
	Efficiency Ratio	77.4%	69.6%	(7.8%)
Capital	Common Equity Tier 1 Ratio	12.97%	12.87%	(0.10%)
	Tangible Common Equity (TCE) / Tangible Assets[2]	10.99%	9.97%	(1.02%)
	TCE per Common Shares Outstanding[2]	$18.74	$18.84	$0.10
Credit Quality	Allowance for Loan Credit Losses / Loans	0.98%	0.91%	(0.07%)
	Total Net Charge Off Rate	0.20%	0.08%	(0.12%)
	Core Net Charge Off Rate[3]	0.08%	0.03%	(0.05%)

Highlights

- Diluted EPS of $0.41 reflecting strong loan growth, low net charge offs, and disciplined pricing on loans & deposits
- NIM stable as the increase in loan yield was offset by asset mix which reduced margin due to holding excess liquidity in anticipation of the branch sale transaction to Trustar Bank
- Capital levels well-positioned to support planned growth trajectory. Net equity issuance of $17.1 million in 3Q26 in accordance with underwriter over-allotment option

1. Diluted EPS reflects earnings attributable to the Company
2. Non-GAAP measures. Please see appendix for a reconciliation to the most directly comparable GAAP measure
3. Includes loans categorized as Commercial & Industrial (excluding Paycheck Protection Program, overdraft, and small business forward flow loans) and Commercial Real Estate

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Forbright®

Financial Results

($ in millions, unless otherwise noted)	2Q26	3Q26	QoQ
Net Interest Income	63.1	72.0	13.9%
Core Non-interest Income[1]	15.7	17.1	8.8%
Non-Core Non-interest Income[1]	6.1	12.0	95.9%
Total Non-interest Income	**21.8**	**29.1**	**33.2%**
Total Revenue	**$85.0**	**$101.1**	**18.9%**
Provision for Credit Losses	5.9	1.5	(74.6%)
Non-interest Expense	65.8	70.4	7.0%
Income Before Income Taxes	**13.3**	**29.2**	**119.1%**
Income Tax Expense	9.2	8.5	(7.9%)
Noncontrolling Interest	--	0.1	100.0%
Net Income **(attributable to the Company)**	**$4.1**	**$20.6**	**400.3%**
Effective Tax Rate	69.0%	29.0%	(40.0%)
Pre-Provision Net Revenue (PPNR)[1]	19.2	30.7	59.6%
Ending Assets ($B)	8.5	9.6	13.2%
Ending Loan Balances ($B)	6.1	6.6	9.5%
Ending Deposit Balances ($B)	7.3	8.4[2]	15.0%

1. Non-GAAP measures. Please see appendix for a reconciliation to the most directly comparable GAAP measure. 2. Includes $744 million of held-for-sale deposits

Highlights

- Loan growth of 9.5% linked quarter supported by $1.0 billion of originations and higher utilization
- Provision expense lower by $4.4 million reflecting lower net charge-offs and loan growth in lower loss content portfolios
- Deposit growth[2] of 15.0% linked quarter led by digital balance growth of 24.5%
- Additional notable items in the quarter:
  - $5.9 million of higher non-core non-interest income driven by realized and unrealized gains on loans in 3Q26
  - Deferred credit impact on income taxes
    - 3Q26: No impact as $2.7 million of amortization was offset by a $2.7 million purchase accounting adjustment related to the final tax return for the acquired entity
    - 2Q26: $1.1 million tax reduction

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Forbright®

Net Interest Income & Net Interest Margin 8 HighlightsNet Interest Income ($MM) and Net Interest Margin Earning Asset Yield Interest Bearing Liability Yield Spread 7.71% 4.24% 3.47% • Net interest income increased 13.9%, or $8.8 million, reflecting: • Earning assets up $1.0 billion, or 13.0% • Average loan yields up 14 bps due largely to recovery of prior nonaccrual interest • An additional day in the quarter • Net interest margin declined by 1 basis point reflecting: • Unfavorable impact of asset mix as average loans as a percentage of earning assets decreased from 73.5% to 71.2% linked quarter • Favorable deposit beta, less reliance on wholesale funding, and favorable impact of average loan yields $73.2 $67.0 $59.6 $63.1 $72.0 4.04% 3.55% 3.10% 3.19% 3.18% 3Q25 4Q25 1Q26 2Q26 3Q26 Net Interest Income Net Interest Margin 7.03% 4.05% 2.98% 6.44% 3.89% 2.55% 6.52% 3.87% 2.65% 6.51% 3.88% 2.63% NII up 13.9% QoQ. NIM stable in 3Q26 and positioned for expansion in 4Q26

519 515 514 522 538 45 41 31 26 29 564 556 545 548 566 3Q25 4Q25 1Q26 2Q26 3Q26 FTE Ex. Interns & Solar Servicing Solar Servicing FTE $3.8 $3.9 $3.9 $4.3 $5.3 3Q25 4Q25 1Q26 2Q26 3Q26 $5.4 $5.6 $5.8 $6.1 $6.6 3Q25 4Q25 1Q26 2Q26 3Q26 Growth Driving Greater Scale and Efficiency 9 1. Full time equivalent employees. Ending basis for the period and excludes interns Loan and deposit growth continue to outpace headcount due to fully-built platform Digital Deposit Balances ($B) Loan Balances ($B) FTE Count(1) 24% 42% 4%

Non-Interest Expenses & Efficiency

Efficiency ratio dropped almost 8 percentage points from Q2 2026 and is poised to continue improving with scale

3Q26 vs. 2Q26 Non-interest Expense ($MM)

Expenses up $4.6 million led by higher performance related compensation. Operating expenses well-managed



$65.8
$1.2
$3.0
$0.4
$70.4
2Q26
Solar Pass Through
Compensation & Benefits
Other
3Q26

Expense Items

- **Solar Pass Through**: Forbright advances legal fees and sub-servicer fees related to the solar servicing business, which are largely reimbursed by counterparties to the loans, recognized in other non-interest income
- **Compensation & Benefits:** Largely driven by higher performance related compensation

Efficiency Ratio

Improvement in 3Q26 led by scale in lending and digital deposits. Efficiency ratio impacted by select items highlighted below



51.9%
65.9%
77.8%
77.4%
69.6%
3Q25
4Q25
1Q26
2Q26
3Q26

Select Revenue & Expense Items ($MM)

	3Q25	4Q25	1Q26	2Q26	3Q26
Solar Services Reimbursable Expenses[1]	--	$1.9	$2.8	$6.0	$7.2

1. Amount reflected equally in revenue and non-interest expense

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Forbright

Strong Financial Risk Profile

Interest Rate Risk[1]

Moderately asset sensitive balance sheet that benefits from higher rates

Net Interest Income Sensitivity



3%
(2%)
Down 100 bps
Up 100 bps

- <10% of loan portfolio is fixed rate
- >50% of variable rate loans have a SOFR floor of at least 2.00%

1. Based on IRR modeling assumptions with static (non-growth) balance sheet showing change in net interest income over 12 months

Capital[2]

Strong capital position supports planned loan growth



Tier 1 Leverage
10.4%
9.8%
3.1%
2.9%
13.0%
12.9%
2Q26
3Q26
CET1
Add'l Tier 2 Capital

- 3Q26 AOCI of ($23.6) million. Investment portfolio duration less than 3 years

2. Regulatory capital ratios as of September 30, 2026 are preliminary pending filing of regulatory reports

Liquidity

Ample liquidity and funding capacity

Loan / Deposit Ratio[3]



82.5%
82.7%
81.1%
83.5%
87.3%
3Q25
4Q25
1Q26
2Q26
3Q26

- Less than 15% of deposits are uninsured
- Highly liquid investment portfolio; ~94% of portfolio is directly backed by U.S. government or U.S. government agencies
- Secured borrowing capacity of approximately $2.6 billion and cash & investments[4] of $1.9 billion as of 3Q26

3. Excludes $744 million of deposits classified as held-for-sale as of September 30, 2026 4. Excludes $721 million of cash classified as held-for-sale as of September 30, 2026

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Forbright®

Lending, Credit, and Fee Businesses 12

$5.4B $5.6B $5.8B $6.1B $6.6B 3Q25 4Q25 1Q26 2Q26 3Q26 51%46% 3% C&I CRE Consumer Lending by Strategy 13 Diversified Lending Platform Sustained Growth +5% +3% +5% Lender Finance Real Estate Finance Fund Finance Corporate Finance Healthcare Finance 3Q26 vs. 2Q26 +12% +13% +3% +12% +5% 1. Ending balances as of 9/30/26 2. Asset Finance grew from $4 million in 2Q26 to $43 million in 3Q26 Strong momentum across six specialty lending strategies with ample runway for growth $6.6B 1 $6.6B 1 31% 21% 19% 13% 12% 4% Asset Finance Healthcare Finance Lender Finance Real Estate Finance Fund Finance Corporate Finance Other / Legacy Runoff +10% Asset Finance N/M(2)

Loan Originations 14 Origination Volume ($MM)(1) Lender Finance(2) Real Estate Finance Fund Finance(2) Corporate Finance Healthcare Finance Primary Focus Lending Strategy Detail ($MM) FY25 YTD26 3Q26 Total Commercial Working-capital and real-estate loans to healthcare service providers First-lien, asset-based loans to non-bank lenders First-lien CRE loans for acquisitions, recapitalizations, restructurings & construction Lending products to middle- market credit and real estate funds First-lien credit solutions to strong, cash-flowing middle- market companies $1,044 $746 $575 $553 $760 $3,678 $867 $571 $462 $762 $541 $3,246 $327 $40 $194 $208 $207 $1,016 Asset Finance First-lien equipment loans and leases to middle-market companies -- $44 $40 Diversified commercial lending verticals delivering strong risk adjusted returns through industry specialization 1. Originations include new and up-sized commitments 2. $25 million of originations were reclassified out of Lender Finance and into Fund Finance for 2Q26 $3,678 $1,047 $2,230 $3,246 FY25 1Q26 YTD 2Q26 YTD 3Q26 YTD Asset Finance Corporate Finance Fund Finance Real Estate Finance Lender Finance Healthcare Finance

$1.5 $0.9 $1.0 $0.5 $3.8 $3.1 $1.7 $0.8 $1.9 $5.3 $4.1 $2.7 $1.2 3Q25 4Q25 1Q26 2Q26 3Q26 Core Non-Core $42.1 $83.6 $94.2 $93.7 $74.90.55% 1.06% 1.14% 1.10% 0.78% 3Q25 4Q25 1Q26 2Q26 3Q26 Total Non-performing Assets NPA / Total Assets Asset Quality 15 Key Asset Quality Trends Total Net Charge Off Rate Core Net Charge Off Rate 3Q25 0.16% 0.00% 4Q25 0.41% 0.12% 1Q26 0.32% 0.08% 2Q26 0.20% 0.08% Non-performing Asset Trends ($MM) Non-performing Loans - AC(2) Other Real Estate Owned Net Charge Off Trend ($MM)(1) Non-performing Assets / Total Assets ($MM) 1. Includes loans categorized as Commercial & Industrial (excluding Paycheck Protection Program, overdraft, and small business forward flow loans) and Commercial Real Estate Diligent evaluation of credit risk combined with experienced underwriting and portfolio management teams delivers consistently high-quality assets 3Q25 $30 $8 $1 4Q25 $68 $9 $6 1Q26 $74 $7 $12 2Q26 $72 $5 $16Non-performing Loans - HFS/FV(2) 3Q26 0.08% 0.03% 3Q26 $56 $8 $10 Total Non-performing Assets $42 $84 $94 $94 $75 $3 $1 $1 $1Non-performing – Other(2) $1 2. “AC” reflects loans held for investment at amortized cost. “HFS/FV” reflects loans held for sale or at fair value. “Other” includes financing receivables and investment securities

Allowance for Credit Losses - Loans 16 Key Allowance Trends(1) ACL – Funded Loans / Total Loans ACL – Funded Loans / Nonaccrual 3Q25 1.03% 173% 4Q25 1.01% 78% 1Q26 0.98% 73% 2Q26 0.98% 75% Funded coverage percentage has trended down over time as portfolio mix has shifted into lower loss content loans Allowance Trend ($MM) 1. Loan balances reflected at amortized cost. “Nonaccrual” reflects nonaccrual loans at amortized cost $51.4 $53.0 $52.8 $54.6 $55.8 $2.7 $2.7 $2.3 $3.6 $2.7 $54.2 $55.7 $55.1 $58.3 $58.5 3Q25 4Q25 1Q26 2Q26 3Q26 ACL - Funded Loans ACL - Unfunded Loans 3Q26 0.91% 99% Highlights • Allowance coverage down by 7 bps linked quarter reflecting mix shift toward lower loss content portfolios • Coverage of portfolio influenced by: • Relatively short weighted average life of core portfolio • Favorable risk rating profile given strong collateral and loan underwriting structures • Loss history dating back to 2024 that has shown core NCO rates less than 25 bps annualized

Non-interest Income

Our capital-light fee businesses enhance revenue diversification and durability

Non-interest Income Trend

($ in millions)	3Q25	4Q25	1Q26	2Q26	3Q26
Alliance Partners	$4.4	$4.3	$3.4	$3.3	$3.6
Solar Services	$2.9	$12.2	$9.1	$8.7	$8.4
FHA / HUD Lending	($0.0)	$1.3	$0.3	$1.0	$2.6
Loan & Deposit Fees	$2.3	$2.8	$2.3	$2.7	$2.6
Core Non-interest Income[1]	**$9.5**	**$20.5**	**$15.1**	**$15.7**	**$17.1**
Non-Core Non-interest Income[1]	$14.6	$0.8	$0.5	$6.1	$12.0
Total Non-interest Income	**$24.1**	**$21.3**	**$15.6**	**$21.8**	**$29.1**
Core Non-interest Income / Total Adjusted Revenue(1)	11.5%	23.5%	20.2%	19.9%	19.2%

1. Non-GAAP measures. Please see appendix for a reconciliation to the most directly comparable GAAP measure

Core Non-interest Income YTD Composition ($MM)



Loan & Deposit Fees 16%
Alliance Partners 22%
FHA / HUD Lending 8%
$47.9MM
Solar Services 54%

Alliance Partners	Source, distribute, and advise on middle-market loans on behalf of BancAlliance, generating gain-on-sale and advisory fees
Solar Services	Service residential solar and home improvement loans held by third-party investors
FHA / HUD Lending	Originate loans eligible for refinancing into government-guaranteed HUD takeout, retain servicing, reduce long-term balance sheet exposure and earn fees
Loan & Deposit Fees	Earn additional non-interest income from loan and deposit fees and recurring revenues embedded in our lending and servicing infrastructure

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Forbright®

Deposits 18

64% 14% 16% 6% Digital Deposits Non-Digital Customers 3rd Party Sweeps Wholesale CDs 59% 17% 15% 6% 3% Savings Money Market Time Deposits Non-Interest Bearing Demand 85.6 89.5 94.6 106.7 130.7 3Q25 4Q25 1Q26 2Q26 3Q26 Deposit Overview 19 1. Consolidated Bank level metric reflecting the percentage of total insured deposit balances Deposit Strategy Growth & Success Strength in Digital Banking strategy has enabled shift away from wholesale funding sources, while maintaining high levels of insured deposit balances $5.3B Digital Balances 86% Total Insured Deposits(1) Digital Deposit Accounts (k) Deposit Composition (Ending)(2) Product Strategy $8.4B 24% QoQ Digital Deposit Growth Digital deposit base designed to provide flexible and scalable funding to support asset growth while eliminating the need for traditional branch infrastructure $8.4B 53% 2. Includes $744 million of held-for-sale deposits for 3Q26

$6.5 $6.8 $7.1 $7.3 $8.4 3Q25 4Q25 1Q26 2Q26 3Q26 Demand Non-Interest Bearing Time Deposits Money Market Savings Deposits by Product & Strategy 20 Ending Deposit Balance Trend by Product ($B)(1) Interest Bearing Deposit Yield Total Deposit Yield 4.22% 4.01% 4.02% 3.81% 3.86% 3.65% 3.85% 3.62% Ending Deposit Balance Trend by Strategy ($B)(1) • Digital Banking growth of 24.5% linked quarter, or $1.1 billion, led by higher promotional balances Our modern, API-driven technology stack positions us to scale nationally and gain market share by proactively preparing for the changing AI landscape +4% +5% +2% Highlights +15% 3.86% 3.65% $6.5 $6.8 $7.1 $7.3 $8.4 3Q25 4Q25 1Q26 2Q26 3Q26 Wholesale CDs 3rd Party Sweeps Non-Digital Customers Digital Deposits 1. Includes $744 million of held-for-sale deposits for 3Q26

Appendix 21

GAAP to Non-GAAP Reconciliation 22 2Q26 3Q26 Stockholders’ equity (GAAP) $967,163 $991,749 Total assets (GAAP) $8,505,504 $9,624,350 Tangible Common Equity / Tangible Assets (non-GAAP) 10.99% 9.97% Goodwill 18,519 18,519Less: Goodwill 18,519 18,519Less: Other intangible assets 17,445 16,933Less: Tangible Common Equity (non-GAAP) $931,199 $956,297A Tangible Assets (non-GAAP) $8,469,540 $9,588,898B A / B Ending Tangible Common Equity Ratios ($k) Other intangible assets 17,445 16,933Less: Common Shares Outstanding (k) 49,697 50,764C Tangible Common Equity / Common Shares Outstanding (non-GAAP) $18.74 $18.84A / C 2Q26 3Q26 Net Income attributable to the Company (GAAP) Intangible amortization, net of tax Adjusted Net Income (non- GAAP) $4,122 476 $4,598 $20,623 448 $21,071 Avg stockholders equity (GAAP) $872,759 $997,800 Avg goodwill 18,519 18,519 Avg other intangible assets 12,839 15,713 Avg Tangible Common Equity (Non-GAAP) $841,401 $963,568 Return on Avg Tangible Common Equity (Non-GAAP) 2.19% 8.68% Add: Less: Less: A B A / B Return on Avg Tangible Common Equity ($k)

GAAP to Non-GAAP Reconciliation 23 3Q25 4Q25 1Q26 2Q26 Non-interest income (GAAP) Non-core (losses)/gains on sales of loans and investment securities, net (non-GAAP) Unrealized (losses)/gains on loans and financing receivables, net Rental income Other (included in other non-interest income) Core Non-interest Income (non-GAAP) Non-core non-interest income (non-GAAP) $24,136 $21,348 Net interest income Non-interest income Total Revenue (GAAP) Non-core non-interest income (non-GAAP) Adjusted Total Revenue (non-GAAP) Core Non-interest Income to Adjusted Total Revenue (non-GAAP) $15,584 $21,846 10,194 (787) (287) - 4,443 (615) (1,335) (963) - - - 1,225 Less: Less: Less: Less: (47) 277 (756) (137) $9,546 $20,539 $15,118 $15,724 14,590 809 466 6,122 73,193 67,042 59,558 63,145 24,136 21,348 15,584 21,846 $97,329 $88,390 $75,142 $84,991 14,590 809 466 6,122 $82,739 $87,581 $74,676 $78,869 Less: A B A / B 11.5% 23.5% 20.2% 19.9% Core & Non-Core Non-interest Income / Adjusted Total Revenue ($k) 3Q26 $29,100 1,588 1,263 2,050 (105) $17,105 11,995 71,952 29,100 $101,052 11,995 $89,057 19.2% Non-core trust administration feesLess: - 1,934 2,844 5,997 7,199

GAAP to Non-GAAP Reconciliation 24 2Q26 3Q26 Income before income taxes (GAAP) $13,316 $29,173 Provision for credit losses 5,899 1,499Add: Pre Provision Net Revenue (non-GAAP) $19,215 $30,672 Pre Provision Net Revenue ($k)